3Q25 Earnings Presentation Exhibit 99.2

Forward-Looking Statements Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in our Annual Report on Form 10-K and other reports we file with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Note: Map excludes Byline Bank branch located in Wauwatosa, WI. Source: S&P Global Market Intelligence and company filings. Data as of quarter ended September 30, 2025 or most recent available. BY market capitalization as of September 30, 2025. Second largest bank headquartered in Chicago based on total assets. Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure. Leading Chicago Commercial Banking Franchise Company Overview BY at a Glance ($mm) Leading Chicago Footprint Growth Strategy Size Aspiration Chicagoland Branch Locations 44 Largest Bank Headquartered in Chicago(1) #2 $9.8 Billion Total Assets $7.5 Billion Total Loans & Leases $7.8 Billion Total Deposits $1.0 Billion Tangible Common Equity(2) $1.3 Billion Market Cap(1) A leading Chicago-based commercial bank with the strength, scale, and product offerings to compete effectively in our markets—delivering value to shareholders, customers, employees, and the communities we serve Preeminent Commercial Bank in Chicago Grow & Deepen Relationships Balance Sheet Strength Strong Financial Returns Invest in the Business Gain market share in commercial banking Target lower middle market customers with full-service relationship banking to drive share and deepen engagement Grow low-cost deposits Build a stable funding base by growing business banking deposits and optimizing balance sheet efficiency Supplement organic growth through acquisitions Leverage acquisition expertise to capitalize on market opportunities

Third Quarter 2025 Highlights

Net Income		Diluted EPS		PTPP ROAA	
$37.2 million	$37.8 million	$0.82	$0.83	2.25%	2.29%
Reported	Adjusted(1)	Reported	Adjusted(1)	Reported(1)(2)	Adjusted(1)(2)

Efficiency Ratio		ROAA		ROTCE	
51.00%	50.27%	1.52%	1.54%	15.11%	15.36%
Reported	Adjusted(1)	Reported(2)	Adjusted(1)(2)	Reported(1)(2)	Adjusted(1)(2)

Strong Financial Performance

- Net Income of $37.2 million; Diluted EPS of $0.82
- Pre-Tax Pre-Provision income(1) of $55.2 million; Pre-Tax Pre-Provision ROAA(1)(2) of 2.25%
  - 12th consecutive quarter of PTPP ROAA exceeding 2.00%
- Net interest income of $99.9 million, up 4.1% → Revenue of $115.7 million, up 4.8%
- Completed $75.0 million offering of subordinated debt at 6.875%
- Net interest margin (FTE)(1)(3) of 4.28%, up 9 bps
- Loan and lease yields of 7.14%; average cost of deposits of 2.16%
- Stockholders' equity of $1.2 billion, up 3.8%
- TCE/TA(1): 10.78%, up 39 bps
- TBV/Share(1): $22.58, up 4.7%
- NPL/Total Loans: 0.85%, down 7 bps
- NPA/Total Assets: 0.69%, down 6 bps

12.15% Common Equity Tier 1

+11.7% Increase in Tangible Book Value / Share(1) Y/Y

+5.8% Increase in Loans & Leases(2)

-11 bps Decrease in Cost of Deposits

+9.5% Increase in Non-interest Income

Data as of or for the quarter ended September 30, 2025, unless otherwise noted. Comparisons against June 30, 2025, unless otherwise noted.

(1) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure.
(2) Annualized.
(3) Interest income and rates include the effects of a tax equivalent adjustment to adjust tax-exempt investment income on tax-exempt investment securities to a fully taxable basis, assuming a federal income tax rate of 21%.

Byline Bancorp, Inc. | 4

Highlights Total Loan Portfolio and Average Yield Loan Portfolio Trends ($ in millions) Portfolio Composition Total loan portfolio was $7.5 billion at 3Q25, an increase of $107.5 million, or 5.8%(1) from 2Q25 Originated $264.5 million in new loans, net of loan sales in 3Q25 Production driven by commercial banking and leasing originations of $105.6 million and $85.0 million, respectively Payoff activity decreased by $40.6 million from 2Q25 to $204.6 million Average loan yield of 7.14%, up 2 bps LQ Utilization Rates Originations and Payoffs Last 12 Months Average (1) Annualized.

Deposit Trends ($ in millions) Total deposits were $7.8 billion at 3Q25, an increase of $17.7 million, or 0.9%(1) from 2Q25 Non-interest-bearing demand deposits up $159.6 million, or 9.0% Deposit mix shift drove lower funding costs Average cost of deposits decreased by 11 bps to 2.16% Cost of interest-bearing deposits decreased by 10 bps to 2.85% Brokered deposits down $69.6 million LQ and down $163.4 million YTD Commercial deposits accounted for 46.9% of total deposits and represent 88.8% of all non-interest-bearing deposits Deposit Composition Highlights Cost of Interest-Bearing Deposits Avg. Non-Interest-Bearing Deposits Loan to Deposit Ratio (1) Annualized.

Net Interest Income and Net Interest Margin Trends *($ in millions)*

Net Interest Income



$87.5
$88.5
$88.2
$96.0
$99.9
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025

Highlights

- Net interest income was $99.9 million, up 4.1% from 2Q25
  - Increase in NII driven by higher earning asset yields and lower deposit costs
- Net interest margin of 4.27%, up 9 basis points from 2Q25

<u>Interest Rate Sensitivity Over a One-Year Time Horizon</u>

- Rates -100 bps: ~$13 million or ~3.2% decline in NII or ~$3.3 million per 25 bps
- Ramp -100 bps: ~$10 million or ~2.4% decline in NII or ~$2.5 million per 25 bps

Repricing Mix



Other
4%
Prime
19%
Fixed
45%
SOFR
32%

NIM, Yields and Costs



7.48%
7.21%
7.09%
7.12%
7.14%
3.88%
4.01%
4.07%
4.18%
4.27%
3.02%
3.20%
3.05%
3.36%
3.38%
2.76%
2.48%
2.30%
2.27%
2.16%
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Average Loan & Lease Yield
Net Interest Margin
Taxable Securities Yield
Cost of Deposits

NIM Bridge



$96.0 Million NII
$99.9 Million NII
4.18%
0.10%
0.07%
(0.07%)
(0.01%)
4.27%
Q2 2025 NIM
Total deposits
Loans and leases
Subordinated debt
All other
Q3 2025 NIM

Byline Bancorp, Inc. | 7

Non-Interest Income Trends ($ in millions) Government Guaranteed Loan Sales $92.9 million of guaranteed loans sold in 3Q25 Non-interest income was $15.9 million, up 9.5% from 2Q25 $7.0 million in gain on sale of loans sold, driven by higher volume Non-interest income trends remain stable QoQ, excluding FV mark on loan servicing asset Higher wealth management and trust income Volume Sold and Average Net Premiums Total Non-Interest Income Highlights Net Gains on Sales of Loans

Non-Interest Expense Trends ($ in millions) (2) Non-interest expense of $60.5 million, up 1.5% from 2Q25 and reflects: Increased salaries and employee benefits $2.0 million higher incentive compensation accruals $1.5 million increase in other non-interest expense $843,000 on the extinguishment of subordinated debt Efficiency ratio stood at 51.00% at 3Q25 NIE/AA remained relatively flat at 2.47% LQ Efficiency Ratio Non-Interest Expense Highlights Non-Interest Expense Bridge Net of significant items. Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure. ($4.0) ($0.2) $3.2 $59.6 $60.5 $1.2 $0.7 (1) (1)

Asset Quality Trends ($ in millions) Criticized & Classified Loans and Leases Net Charge-offs NPLs / Total Loans & Leases Allowance for Credit Losses (ACL) Excluding Government Guaranteed loans, NPLs were 74 bps Note: Criticized & classified loans and leases risk rated special mention or worse.

Strong Capital Position (1) Strong Capital Base Capital Ratios (1) Return on Average Tangible Common Equity Common Equity Tier 1 Capital Priorities: Increased capital ratios: CET1 of 12.15%, up 30 bps LQ and up 80 bps YoY TCE/TA(1) of 10.78%, up 39 bps LQ and up 106 YoY $1.2 billion total stockholders’ equity, up 3.8% TBV per common share of $22.58(1), up 4.7% LQ and 11.7% YoY 1. Fund Organic Growth 2. Dividend 3. M&A 4. Buyback Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure.

2025 Strategic Priorities Strengthening our position as the preeminent commercial bank in Chicago Stay Ahead of Regulatory Expectations Maintain Balance Sheet Strength Strong liquidity profile $ Top Quartile Profitability Deposits, Deposits, Deposits Grow low-cost, core deposits Actively Manage Risk Capitalize on Market Opportunities Industry consolidation is impacting community banks Continue to attract and develop talent Monitor portfolio to identify and resolve problems quickly Maintain disciplined focus on credit through the cycle (moderate-to-low risk profile) Dynamically operate through the interest rate environment Completed the First Security acquisition and integration Prepare for crossing the $10 billion threshold Drive higher net interest income, while managing margin / asset sensitivity Source: S&P Global Market Intelligence | Byline 2024 Proxy Peer Group. Maintain top quartile profitability(1) Fortress level Capital Ratios

Granular Deposit Base Consumer Deposits, $3.1 billion Commercial Deposits, $2.8 billion ~64% of Total Deposits are FDIC Insured …with limited concentration and granular customer base providing a stable source of funding Consumer Deposits(1) $3.6 billion at 9/30/25 Granular Deposit Base ~$30,000 Average Account Balance Customer Base ~120,000 Consumer Accounts Total Franchise 45 Branches Commercial Deposits $4.2 billion at 9/30/25 Granular Deposit Base ~$152,000 Average Account Balance Customer Base ~28,000 Commercial Accounts Consumer Deposits, $3.6 billion Commercial Deposits, $4.2 billion Uninsured 10% d Total Deposits $7.8 Billion as of 9/30/25 Core banking footprint in key urban MSAs in Wisconsin and a broad footprint in Chicago, IL A strength of our franchise is our well diversified deposit base… Excludes brokered deposits.

Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure. Strong Liquidity and Securities Portfolio ($ in millions) Liquidity Position Cash and cash equivalents of $259.0 million, up by $40.7 million, or 18.6% from 2Q25 $1.5 billion investment portfolio all classified as AFS $2.2 billion of available borrowing capacity Uninsured deposits ratio at 34.4% Investment portfolio duration: 4.6 years; net of hedges: ~4.3 years Investment portfolio annual cash flow: ~$206 million Taxable securities yield of 3.38%, up two basis points from 2Q25 Highlights AFS Portfolio by Type Securities + Cash (Average)

Unguaranteed Government-Guaranteed Exposure Represents 5.7% of Total Loans ($ in millions) ($ in millions) $ Balance % of Portfolio Unguaranteed $395.7 5.3% Guaranteed 81.6 1.1% Total SBA 7(a) Loans $477.3 6.4% Unguaranteed $32.5 0.4% Guaranteed 20.0 0.3% Total USDA Loans $52.5 0.7% ACL/Unguaranteed Loan Balance Closed $126.7 million in SBC loan commitments in 3Q25 SBA 7(a) portfolio $477.3 million, up $2.3 million from 2Q25 ACL/Unguaranteed loan balance ~7.8% $1.7 billion in serviced government guaranteed loans for investors in 3Q25 Since 2016, the unguaranteed government-guaranteed exposure has decreased from 14.6% down to 5.7% in 3Q25 On Balance Sheet SBA 7(a) & USDA Loans SBA 7(a) & USDA Closed Loan Commitments Highlights $111.4 $121.7 $118.3 $105.8 $123.6

Projected Acquisition Accounting Accretion Projected Accretion(1) ($ in millions) Projections are updated quarterly, assumes no prepayments and are subject to change.

Financial Summary

(dollars in thousands, except per share data)	As of or For the Three Months Ended					As of or For the Nine Months Ended	
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Income Statement							
Net interest income	$ 99,871	$ 95,970	$ 88,216	$ 88,524	$ 87,455	$ 284,057	$ 259,522
Provision for credit losses	5,298	11,923	9,179	6,878	7,475	26,400	20,163
Non-interest income	15,864	14,483	14,864	16,149	14,385	45,211	42,702
Non-interest expense	60,518	59,602	56,429	57,431	54,327	176,549	161,346
Income before provision for income taxes	49,919	38,928	37,472	40,364	40,038	126,319	120,715
Provision for income taxes	12,719	8,846	9,224	10,044	9,710	30,789	30,276
Net income	$ 37,200	$ 30,082	$ 28,248	$ 30,320	$ 30,328	$ 95,530	$ 90,439
Diluted earnings per common share[1]	$ 0.82	$ 0.66	$ 0.64	$ 0.69	$ 0.69	$ 2.12	$ 2.07
Balance Sheet							
Total loans and leases HFI	$ 7,440,755	$ 7,328,055	$ 7,025,837	$ 6,906,822	$ 6,879,446	$ 7,440,755	$ 6,879,446
Total deposits	7,828,197	7,810,479	7,553,308	7,458,628	7,497,887	7,828,197	7,497,887
Tangible common equity[1]	1,035,668	988,908	934,098	893,399	896,869	1,035,668	896,869
Balance Sheet Metrics							
Loans and leases / total deposits	95.31%	94.15%	93.30%	92.64%	92.02%	95.31%	92.02%
Tangible common equity / tangible assets[1]	10.78%	10.39%	9.95%	9.61%	9.72%	10.78%	9.72%
Key Performance Ratios							
Net interest margin	4.27%	4.18%	4.07%	4.01%	3.88%	4.18%	3.95%
Net interest margin, fully taxable equivalent [1][2]	4.28%	4.19%	4.08%	4.02%	3.89%	4.19%	3.96%
Efficiency ratio	51.00%	52.61%	53.66%	53.58%	52.02%	52.37%	52.05%
Adjusted efficiency ratio[1]	50.27%	48.20%	53.04%	53.37%	51.62%	50.44%	51.85%
Non-interest income to total revenues	13.71%	13.11%	14.42%	15.43%	14.13%	13.73%	14.13%
Non-interest expense to average assets	2.47%	2.48%	2.49%	2.48%	2.31%	2.48%	2.35%
Return on average assets	1.52%	1.25%	1.25%	1.31%	1.29%	1.34%	1.32%
Adjusted return on average assets[1]	1.54%	1.41%	1.27%	1.32%	1.30%	1.41%	1.32%
Pre-tax pre-provision return on average assets [1]	2.25%	2.12%	2.06%	2.04%	2.02%	2.15%	2.05%
Adjusted pre-tax pre-provision return on average assets [1]	2.29%	2.32%	2.09%	2.05%	2.03%	2.24%	2.06%
Dividend payout ratio on common stock	12.20%	15.15%	15.63%	13.04%	13.04%	14.15%	13.04%
Tangible book value per common share[1]	$ 22.58	$ 21.56	$ 20.91	$ 20.09	$ 20.21	$ 22.58	$ 20.21

(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure.
(2) Interest income and rates include the effects of a tax equivalent adjustment to adjust tax-exempt investment income on tax-exempt investment securities to a fully taxable basis, assuming a federal income tax rate of 21%.

Byline Bancorp, Inc. | 18

Non-GAAP Reconciliation As of or For the Three Months Ended   As of or For the Nine Months Ended (dollars in thousands, except per share data) September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 September 30, 2025 September 30, 2024 Net income and earnings per share excluding significant items Reported Net Income $ 37,200 $ 30,082 $ 28,248 $ 30,320 $ 30,328 $ 95,530 $ 90,439 Significant items: Merger-related expenses — 4,450 637 218 411 5,087 411 Secondary public offering of common stock expenses — 413 — — — 413 — Loss on extinguishment of debt 843 — — — — 843 — Impairment charges on ROU assets — — — — — — 194 Tax benefit (221) (1,117) (134) (1) (32) (1,472) (84) Adjusted Net Income   $ 37,822   $ 33,828   $ 28,751   $ 30,537   $ 30,707 $ 100,401   $ 90,960 Reported Diluted Earnings per Share $ 0.82 $ 0.66 $ 0.64 $ 0.69 $ 0.69 $ 2.12 $ 2.07 Significant items: Merger-related expenses — 0.10 0.01 — 0.01 0.01 — Secondary public offering of common stock expenses — 0.01 — — — 0.11 0.01 Loss on extinguishment of debt 0.02 — — — — 0.02 — Impairment charges on ROU assets — — — — — — — Tax benefit (0.01) (0.02) — — — (0.03) — Adjusted Diluted Earnings per Share   $ 0.83   $ 0.75   $ 0.65   $ 0.69   $ 0.70 $ 2.23   $ 2.08

Non-GAAP Reconciliation *(continued)*

(dollars in thousands)	As of or For the Three Months Ended September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	As of or For the Nine Months Ended September 30, 2025	September 30, 2024
Adjusted non-interest expense:							
Non-interest expense	$ 60,518	$ 59,602	$ 56,429	$ 57,431	$ 54,327	$ 176,549	$ 161,346
Less: Merger-related expenses	—	4,450	637	218	411	5,087	411
Less: Secondary public offering of common stock expenses	—	413	—	—	—	413	—
Less: Loss on extinguishment of debt	843	—	—	—	—	843	—
Less: Impairment charges on ROU assets	—	—	—	—	—	—	194
Adjusted non-interest expense	$ 59,675	$ 54,739	$ 55,792	$ 57,213	$ 53,916	$ 170,206	$ 160,741
Adjusted non-interest expense ex. amortization of intangible assets:							
Adjusted non-interest expense	$ 59,675	$ 54,739	$ 55,792	$ 57,213	$ 53,916	$ 170,206	$ 160,741
Less: Amortization of intangible assets	1,494	1,499	1,118	1,345	1,345	4,111	4,035
Adjusted non-interest expense ex. amortization of intangible assets	$ 58,181	$ 53,240	$ 54,674	$ 55,868	$ 52,571	$ 166,095	$ 156,706
Pre-tax pre-provision net income:							
Pre-tax income	$ 49,919	$ 38,928	$ 37,472	$ 40,364	$ 40,038	$ 126,319	$ 120,715
Add: Provision for credit losses	5,298	11,923	9,179	6,878	7,475	26,400	20,163
Pre-tax pre-provision net income	$ 55,217	$ 50,851	$ 46,651	$ 47,242	$ 47,513	$ 152,719	$ 140,878
Adjusted pre-tax pre-provision net income:							
Pre-tax pre-provision net income	$ 55,217	$ 50,851	$ 46,651	$ 47,242	$ 47,513	$ 152,719	$ 140,878
Add: Merger-related expenses	—	4,450	637	218	411	5,087	411
Add: Secondary public offering of common stock expenses	—	413	—	—	—	413	—
Add: Loss on extinguishment of debt	843	—	—	—	—	843	—
Add: Impairment charges on ROU assets	—	—	—	—	—	—	194
Adjusted pre-tax pre-provision net income	$ 56,060	$ 55,714	$ 47,288	$ 47,460	$ 47,924	$ 159,062	$ 141,483
Tax equivalent net interest income:							
Net interest income	$ 99,871	$ 95,970	$ 88,216	$ 88,524	$ 87,455	$ 284,057	$ 259,522
Add: Tax-equivalent adjustment	228	231	228	230	229	687	691
Net interest income, fully taxable equivalent	$ 100,099	$ 96,201	$ 88,444	$ 88,754	$ 87,684	$ 284,744	$ 260,213
Total revenues:							
Net interest income	$ 99,871	$ 95,970	$ 88,216	$ 88,524	$ 87,455	$ 284,057	$ 259,522
Add: Non-interest income	15,864	14,483	14,864	16,149	14,385	45,211	42,702
Total revenues	$ 115,735	$ 110,453	$ 103,080	$ 104,673	$ 101,840	$ 329,268	$ 302,224

Byline Bancorp, Inc. | 20

Non-GAAP Reconciliation *(continued)*

(dollars in thousands)	As of or For the Three Months Ended					As of or For the Nine Months Ended	
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Tangible common stockholders' equity:							
Total stockholders' equity	$ 1,237,682	$ 1,192,416	$ 1,131,078	$ 1,091,497	$ 1,096,312	$ 1,237,682	$ 1,096,312
Less: Goodwill and other intangibles	202,014	203,508	196,980	198,098	199,443	202,014	199,443
Tangible common stockholders' equity	$ 1,035,668	$ 988,908	$ 934,098	$ 893,399	$ 896,869	$ 1,035,668	$ 896,869
Tangible assets:							
Total assets	$ 9,812,375	$ 9,720,218	$ 9,584,732	$ 9,496,529	$ 9,424,316	$ 9,812,375	$ 9,424,316
Less: Goodwill and other intangibles	202,014	203,508	196,980	198,098	199,443	202,014	199,443
Tangible assets	$ 9,610,361	$ 9,516,710	$ 9,387,752	$ 9,298,431	$ 9,224,873	$ 9,610,361	$ 9,224,873
Average tangible common stockholders' equity:							
Average total stockholders' equity	$ 1,208,290	$ 1,178,554	$ 1,110,168	$ 1,094,025	$ 1,059,628	$ 1,166,030	$ 1,022,548
Less: Average goodwill and other intangibles	202,723	203,767	197,514	198,697	200,091	201,354	201,426
Average tangible common stockholders' equity	$ 1,005,567	$ 974,787	$ 912,654	$ 895,328	$ 859,537	$ 964,676	$ 821,122
Average tangible assets:							
Average total assets	$ 9,716,920	$ 9,633,817	$ 9,186,765	$ 9,201,635	$ 9,373,849	$ 9,514,443	$ 9,182,543
Less: Average goodwill and other intangibles	202,723	203,767	197,514	198,697	200,091	201,354	201,426
Average tangible assets	$ 9,514,197	$ 9,430,050	$ 8,989,251	$ 9,002,938	$ 9,173,758	$ 9,313,089	$ 8,981,117
Tangible net income:							
Net income	$ 37,200	$ 30,082	$ 28,248	$ 30,320	$ 30,328	$ 95,530	$ 90,439
Add: After-tax intangible asset amortization	1,103	1,107	826	1,015	986	3,036	2,959
Tangible net income	$ 38,303	$ 31,189	$ 29,074	$ 31,335	$ 31,314	$ 98,566	$ 93,398
Adjusted tangible net income:							
Tangible net income	$ 38,303	$ 31,189	$ 29,074	$ 31,335	$ 31,314	$ 98,566	$ 93,398
Add: Merger-related expenses	—	4,450	637	218	411	5,087	411
Add: Secondary public offering of common stock expenses	—	413	—	—	—	413	—
Add: Loss on extinguishment of debt	843	—	—	—	—	843	—
Add: Impairment charges on ROU assets	—	—	—	—	—	—	194
Add: Tax benefit on significant items	(221)	(1,117)	(134)	(1)	(32)	(1,472)	(84)
Adjusted tangible net income	$ 38,925	$ 34,935	$ 29,577	$ 31,552	$ 31,693	$ 103,437	$ 93,919

Byline Bancorp, Inc. | 21

Non-GAAP Reconciliation *(continued)*

(dollars in thousands, except share and per share data, ratios annualized, where applicable)	As of or For the Three Months Ended					As of or For the Nine Months Ended	
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Pre-tax pre-provision return on average assets:							
Pre-tax pre-provision net income	$ 55,217	$ 50,851	$ 46,651	$ 47,242	$ 47,513	$ 152,719	$ 140,878
Average total assets	9,716,920	9,633,817	9,186,765	9,201,635	9,373,849	9,514,443	9,182,543
Pre-tax pre-provision return on average assets	2.25%	2.12%	2.06%	2.04%	2.02%	2.15%	2.05%
Adjusted pre-tax pre-provision return on average assets:							
Adjusted pre-tax pre-provision net income	$ 56,060	$ 55,714	$ 47,288	$ 47,460	$ 47,924	$ 159,062	$ 141,483
Average total assets	9,716,920	9,633,817	9,186,765	9,201,635	9,373,849	9,514,443	9,182,543
Adjusted pre-tax pre-provision return on average assets	2.29%	2.32%	2.09%	2.05%	2.03%	2.24%	2.06%
Net interest margin, fully taxable equivalent:							
Net interest income, fully taxable equivalent	$ 100,099	$ 96,201	$ 88,444	$ 88,754	$ 87,684	$ 284,744	$ 260,213
Total average interest-earning assets	9,286,276	9,208,156	8,785,619	8,785,176	8,961,650	9,095,185	8,770,266
Net interest margin, fully taxable equivalent	4.28%	4.19%	4.08%	4.02%	3.89%	4.19%	3.96%
Non-interest income to total revenues:							
Non-interest income	$ 15,864	$ 14,483	$ 14,864	$ 16,149	$ 14,385	$ 45,211	$ 42,702
Total revenues	115,735	110,453	103,080	104,673	101,840	329,268	302,224
Non-interest income to total revenues	13.71%	13.11%	14.42%	15.43%	14.13%	13.73%	14.13%
Adjusted non-interest expense to average assets:							
Adjusted non-interest expense	$ 59,675	$ 54,739	$ 55,792	$ 57,213	$ 53,916	$ 170,206	$ 160,741
Average total assets	9,716,920	9,633,817	9,186,765	9,201,635	9,373,849	9,514,443	9,182,543
Adjusted non-interest expense to average assets	2.44%	2.28%	2.46%	2.47%	2.29%	2.39%	2.34%
Adjusted efficiency ratio:							
Adjusted non-interest expense excluding amortization of intangible assets	$ 58,181	$ 53,240	$ 54,674	$ 55,868	$ 52,571	$ 166,095	$ 156,706
Total revenues	115,735	110,453	103,080	104,673	101,840	329,268	302,224
Adjusted efficiency ratio	50.27%	48.20%	53.04%	53.37%	51.62%	50.44%	51.85%
Adjusted return on average assets:							
Adjusted net income	$ 37,822	$ 33,828	$ 28,751	$ 30,537	$ 30,707	$ 100,401	$ 90,960
Average total assets	9,716,920	9,633,817	9,186,765	9,201,635	9,373,849	9,514,443	9,182,543
Adjusted return on average assets	1.54%	1.41%	1.27%	1.32%	1.30%	1.41%	1.32%
Adjusted return on average stockholders' equity:							
Adjusted net income	$ 37,822	$ 33,828	$ 28,751	$ 30,537	$ 30,707	$ 100,401	$ 90,960
Average stockholders' equity	1,208,290	1,178,554	1,110,168	1,094,025	1,059,628	1,166,030	1,022,548
Adjusted return on average stockholders' equity	12.42%	11.51%	10.50%	11.10%	11.53%	11.51%	11.88%

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Non-GAAP Reconciliation *(continued)*

	As of or For the Three Months Ended					As of or For the Nine Months Ended	
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Tangible common equity to tangible assets:							
Tangible common equity	$ 1,035,668	$ 988,908	$ 934,098	$ 893,399	$ 896,869	$ 1,035,668	$ 896,869
Tangible assets	9,610,361	9,516,710	9,387,752	9,298,431	9,224,873	9,610,361	9,224,873
Tangible common equity to tangible assets	10.78%	10.39%	9.95%	9.61%	9.72%	10.78%	9.72%
Return on average tangible common stockholders' equity:							
Tangible net income	$ 38,303	$ 31,189	$ 29,074	$ 31,335	$ 31,314	$ 98,566	$ 93,398
Average tangible common stockholders' equity	1,005,567	974,787	912,654	895,328	859,537	964,676	821,122
Return on average tangible common stockholders' equity	15.11%	12.83%	12.92%	13.92%	14.49%	13.66%	15.19%
Adjusted return on average tangible common stockholders' equity:							
Adjusted tangible net income	$ 38,925	$ 34,935	$ 29,577	$ 31,552	$ 31,693	$ 103,437	$ 93,919
Average tangible common stockholders' equity	1,005,567	974,787	912,654	895,328	859,537	964,676	821,122
Adjusted return on average tangible common stockholders' equity	15.36%	14.37%	13.14%	14.02%	14.67%	14.34%	15.28%
Tangible book value per share:							
Tangible common equity	$ 1,035,668	$ 988,908	$ 934,098	$ 893,399	$ 896,869	$ 1,035,668	$ 896,869
Common shares outstanding	45,859,977	45,866,649	44,675,553	44,459,584	44,384,706	45,859,977	44,384,706
Tangible book value per share	$ 22.58	$ 21.56	$ 20.91	$ 20.09	$ 20.21	$ 22.58	$ 20.21

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